UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)      May 14, 2001
                                                           ---------------



                                   TRITON ENERGY LIMITED
                                   ---------------------
              (Exact name of registrant as specified in its charter)



        Cayman Islands                     1-11675             None
-------------------------------       ----------------     --------------
(State or other jurisdiction of        (Commission         (IRS Employer
       incorporation)                   File Number)        Identification No.)




   Caledonian House, Jennett Street
        P.O. Box 1043
           George Town
    Grand Cayman, Cayman Islands                            NA
----------------------------------------                    --
(Address of principal executive offices)                 (Zip Code)




     Registrant's telephone number, including area code  (345) 949-0050
                                                        --------------------




                                       N/A
          (Former name or former address, if changed since last report)

ITEM  9.  REGULATION  FD  DISCLOSURE

     At the 2001 Annual Meeting of Shareholders of Triton Energy Limited, to be held at 10:00 a.m., Dallas time, on May 15, 2001, James C. Musselman, Triton's President and Chief Executive Officer and A. E. Turner III, Triton's Senior Vice President and Chief Operating Officer, will make a presentation to shareholders and other attendees. Messrs. Musselman and Turner will primarily provide an update on Triton's operational activities, as well as the Company's exploration program. We expect that their presentation will be available on our web site by the morning of May 15. To review these materials, visit our web site, www.tritonenergy.com, choose the Investor Relations page and then choose Presentations.

     Please note that certain information contained in the presentation, as well as written and oral statements made or incorporated by reference from time to time by Triton and our representatives in our reports and filings with the Securities and Exchange Commission, news releases, conferences, teleconferences, World Wide Web postings, or otherwise, may be deemed to be "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. This information is subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements include statements concerning our plans, objectives, expectations, goals, budgets, strategies and future operations and performance and the assumptions underlying such forward-looking statements. These forward-looking statements include statements regarding future revenues, expenses, capital expenditures, and cash flow; estimates of oil production from the Ceiba Field offshore Equatorial Guinea and the Cusiana and Cupiagua fields in Colombia; drilling schedules and the number of wells to be drilled; and estimates of oil and gas reserves. The words "anticipates," "estimates," "expects," "believes," "intends," "plans," "budgets," "may," "will," "should" and similar expressions are intended to identify such forward-looking statements.

     All forward-looking statements are based on then current expectations and involve a number of risks and uncertainties, which are discussed in detail in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended December 31, 2000, and our quarterly report on Form 10-Q for the period ended March 31, 2001, as well as in the context of such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to these and other factors. You should not put undue reliance on any forward-looking statements.

     We do not undertake any obligation to update or revise any forward-looking statements or to disclose the fact that our internal forecasts may have changed, whether as a result of new information, future events or otherwise.

     The information in this report (including the exhibits, if any) is furnished pursuant to Item 9 and is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. This report is not an admission as to the materiality of any information reported pursuant to this filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRITON  ENERGY  LIMITED





Date: May 14, 2001                  By: /s/W. Greg Dunlevy
                                        ----------------------
                                        W. Greg Dunlevy, Senior Vice President
                                          and Chief Financial Officer